Benefit Plans - Balances of Accumulated Other Comprehensive Income (Loss) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Defined Benefit Plan, Amounts Recognized in Other Comprehensive Income (Loss) [Abstract]
Prior service cost	$ 0	$ 0
Net actuarial loss	(37,560)	(33,799)
Total	(37,560)	(33,799)
Deferred taxes	(7,888)	(7,098)
Tax Effect of Extraordinary Item, Gain (Loss)	0	3,175
Accumulated other comprehensive loss	$ (29,672)	$ (23,526)